UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ameren Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V65815-Z89391-P26088 AMEREN CORPORATION 1901 CHOUTEAU AVENUE, MC-1310 ST. LOUIS, MO 63103 AMEREN CORPORATION 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET You invested in AMEREN CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 8, 2025. Vote Virtually at the Meeting* May 8, 2025 10:00 A.M. CDT Virtually at: www.virtualshareholdermeeting.com/AEE2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
ITEM 1 COMPANY PROPOSAL - ELECTION OF DIRECTORS—NOMINEES FOR DIRECTOR		
	Nominees:	
1a.	CYNTHIA J. BRINKLEY	For
1b.	CATHERINE S. BRUNE	For
1c.	WARD H. DICKSON	For
1d.	NOELLE K. EDER	For
1e.	ELLEN M. FITZSIMMONS	For
1f.	RAFAEL FLORES	For
1g.	KIMBERLY J. HARRIS	For
1h.	RICHARD J. HARSHMAN	For
1i.	CRAIG S. IVEY	For
1j.	STEVEN H. LIPSTEIN	For
1k.	MARTIN J. LYONS, JR.	For
1l.	LEO S. MACKAY, JR.	For
1m.	STEVEN O. VONDRAN	For
ITEM 2 -	COMPANY PROPOSAL - ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT.	For
ITEM 3 -	COMPANY PROPOSAL - RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.	For
ITEM 4 -	SHAREHOLDER PROPOSAL - EVALUATION BY A THIRD-PARTY OF SHORT- AND MEDIUM-TERM GREENHOUSE GAS EMISSIONS REDUCTION TARGETS.	Against

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

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V65816-Z89391-P26088